--------------------------------------------------------------------------------
CLOSED END
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Alliance World Dollar
Government Fund

Semi-Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 20, 2002

Dear Shareholder:

This report provides the performance, investment strategy and outlook for Alliance World Dollar Government Fund (the "Fund") for the semi-annual reporting period ended April 30, 2002.

Investment Objectives and Policies

Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table provides investment results for the Fund for the six- and 12-month periods ended April 30, 2002. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)             20.50%          18.00%
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus             7.38%           5.33%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the Fund's net asset value (NAV) as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

      Additional investment results appear on pages 5-7.

The Fund significantly outperformed its benchmark for both the six- and 12-month periods ended April 30, 2002. The Fund's overweight position in Russia, which posted the second best returns within the index, and the overall positive security selection were the primary contributors to outperformance. The Fund's positions in Ecuador, Brazil, Mexico, Philippines,


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Bulgaria and Ukraine enhanced performance. Eliminating the Fund's position in Argentina in the fall of 2001 was key, as Argentina, which returned -49.47%, was the only country within the index that posted a negative return.

Russia posted a return of 32.79%, as measured by the JPM EMBI+, on news that Russia is not likely to issue any foreign debt in 2002 and is revamping its outdated debt management system. The country has also benefited from improvements in economic policy, progress in structural reforms, political stability and greater geopolitical importance.

Ecuador, the top performer within the index, also enhanced the Fund's performance, returning 42.44%, as the market priced in the benefits of a new International Monetary Fund (IMF) deal and fiscal reform.

In spite of a sluggish U.S. economy and falling oil prices, Mexico posted a return of 7.53% for the six-month period. Bond prices strengthened as Standard & Poor's (S&P) increased Mexico's credit rating to the BBB investment grade level.

In Brazil, lower inflation and a strengthening currency enabled the central bank to lower interest rates. Growth prospects improved as heavy rains filled the reservoirs of the country's hydroelectric power plants, enabling the government to put an end to months of electricity rationing. Continued fiscal discipline and responsible monetary policy as well as the ability to withstand the crisis in neighboring Argentina also improved the country's credit outlook for the period. For the six-month period, Brazil returned 17.87% and was the largest country weight within the JPM EMBI+.

In the Philippines, a robust agricultural sector and improved exports supported the economy. During the period, the Philippine central bank cut interest rates to their lowest level since 1995, fueling economic growth. An improved credit rating, falling inflation and a stable currency further supported bond prices, with the Philippines posting a return of 22.74% for the six-month period.

The Fund's position in Ukraine enhanced performance as economic growth and improving credit boosted their bond prices; Ukraine returned 23.85% for the six-month period.

The Fund's holdings in Bulgaria also performed well, benefiting from a two-year IMF program and a successful debt exchange.

Market Overview

As we entered 2002, signs suggesting a global economic turnaround began to appear. In the U.S., economic growth surpassed expectations for both the fourth quarter of 2001 and first quarter of 2002, producing 1.7% and 5.6%,


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

respectively. Economic growth was boosted by robust consumer spending, housing and accommodative monetary policy (low interest rates) and fiscal policy (tax reductions and increased government spending). An increase in industrial production levels and manufacturing further indicated that the U.S. economy was beginning to rebound.

Emerging market debt, as measured by the JPM EMBI+, posted a return of 7.38% for the six-month period. Expansionary U.S. fiscal and monetary policy, increased production levels, low interest rates and the bottoming out of economic decline in Europe created a favorable environment for emerging market debt. These factors combined with high levels of liquidity and increasing investor confidence contributed to a steady inflow of funds into emerging market bonds during the period under review. However, overall performance of the sector was significantly dampened by the negative performance of Argentina.

Most emerging market countries posted strong returns for the period under review. In addition to the top performing countries already mentioned in the investment results section, other strong performers included Bulgaria and Peru, which returned 16.40% and 12.58%, respectively. Besides Argentina, the only other countries underperforming for the period were Qatar, 6.18%; Poland, 4.13%; and Colombia, 3.80%; which is facing instability and a civil war.

Outlook

The world economic outlook continues to improve for 2002, sparked by the evidence of a stronger than anticipated rebound in the U.S. Given the amount of fiscal and monetary stimulus, the rebound in economic growth in the U.S. should prove to be stronger than initially anticipated, paving the way for stronger global growth and a conducive environment for emerging market debt. Liquidity, already at historically high levels in the U.S., continues to rise, further improving the outlook for a sustainable economic recovery.

We expect growth to accelerate in most emerging market economies, particularly in Latin America (excluding Argentina) and Asia (excluding Japan), as the demand for imports increases in developed economies and global risk aversion continues to subside. With Federal Funds rate increases likely in the second half of the year and higher Treasury yields expected, emerging market bonds will likely still outpace most markets, but at a less robust pace than we have recently experienced. Nonetheless, the global economic recovery and rising liquidity in all market sectors bodes well for the asset class.

Within the Fund, we will continue to favor holdings in Russian debt based on improvements in the country's economic policy framework, continued progress in structural reforms and political stability. We also favor Turkey, Philippines and South Africa. Country selection will be critical as country spe-


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

cific fundamentals have replaced geopolitical factors as the main determinant of emerging debt valuations. Two key events to monitor will be the Brazilian election slated for this fall and any change in U.S. monetary policy.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

[PHOTO]   John D. Carifa

[PHOTO]   Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, oversees fixed income investments at Alliance Capital and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/92* TO 4/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance World Dollar Government Fund (NAV):  $36,680

J.P. Morgan Emerging Markets Bond Index Plus: $33,536

                          Alliance World Dollar        J.P. Morgan Emerging
                             Government Fund         Markets Bond Index - PLUS
-------------------------------------------------------------------------------
     11/30/92                    $10,000                       $10,000
     4/30/93                     $12,275                       $11,250
     4/30/94                     $12,317                       $12,023
     4/30/95                     $12,533                       $12,406
     4/30/96                     $17,719                       $17,518
     4/30/97                     $24,089                       $23,096
     4/30/98                     $28,488                       $26,530
     4/30/99                     $22,727                       $24,182
     4/30/00                     $28,044                       $28,653
     4/30/01                     $31,084                       $31,839
     4/30/02                     $36,680                       $33,536

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund at net asset value (NAV) (from 11/30/92 to 4/30/02) as compared to the performance of an appropriate benchmark. For the period 11/30/92 through 4/30/94 the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. From 4/30/94 through 4/30/02, the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index Plus. (The inception date for the J.P. Morgan Emerging Markets Bond Index Plus is 12/31/93. Therefore, it is used as the benchmark for the first time beginning 4/30/94.) The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index and the J.P. Morgan Emerging Markets Bond Index Plus are composed of dollar-denominated restructured sovereign bonds; a large percentage of the indices are made up of Brady bonds.

When comparing Alliance World Dollar Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

*     Closest month-end after Fund's inception date of 11/2/92.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

                            Alliance World Dollar Government Fund (NAV)-- Yearly Periods Ended 4/30

--------------------------------------------------------------------------------
                            Alliance World Dollar   J.P. Morgan Emerging Markets
                            Government Fund (NAV)         Bond Index Plus
--------------------------------------------------------------------------------
      4/30/93*                     22.67%                      11.01%
      4/30/94                       0.34%                       6.87%
      4/30/95                       1.76%                       3.19%
      4/30/96                      41.38%                      41.20%
      4/30/97                      35.95%                      31.84%
      4/30/98                      18.26%                      14.87%
      4/30/99                     -20.22%                      -8.85%
      4/30/00                      23.39%                      18.49%
      4/30/01                      10.84%                      11.12%
      4/30/02                      18.00%                       5.33%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. For the period 10/31/92 through 4/30/94 the Fund's benchmark is represented by the J.P. Morgan Emerging Markets Bond Index. The inception date for the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is 12/31/93. Therefore, it is used as the Fund's benchmark for the first time beginning 4/30/94.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund.

* The Fund's return for the period ended 4/30/93 is from the Fund's inception date of 11/2/92 through 4/30/93. The benchmark's return for the period ended 4/30/93 is from 10/31/92 through 4/30/93.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002 (unaudited)

INCEPTION DATE        PORTFOLIO STATISTICS

11/2/92               Net Assets ($mil): $95.8

SECURITY TYPE

  76.2%  Sovereign
  10.7%  Brady Bonds
   2.5%  Corporate Debt Obligations              [PIE CHART OMITTED]
   0.8%  Loan Participation

   9.8%  Short-Term

HOLDINGS BY ISSUER COUNTRY

 23.7%  Russia
 22.9%  Brazil
 13.0%  Mexico
  5.4%  Philippines                             [PIE CHART OMITTED]
  5.2%  Venezuela
  3.4%  Turkey
  2.9%  Ecuador
  2.1%  Panama
  1.6%  Peru
  1.6%  Colombia
  1.4%  Korea
  1.2%  Trinidad & Tobago
  1.1%  Jamaica
  4.7%  Other

  9.8%  Short-Term

All data as of April 30, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following countries: Ukraine, Qatar, Morocco, Dominican Republic, Tunisia, South Africa, Cayman Islands and Bulgaria.


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2002 (unaudited)

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-90.5%

Sovereign Debt Securities-78.7%
Brazil-16.3%
Republic of Brazil
   11.00%, 8/17/40(a) ....................       $    17,750       $ 13,933,750
   12.75%, 1/15/20 .......................             1,800          1,649,700
                                                                   ------------
                                                                     15,583,450
                                                                   ------------
Colombia-1.7%
Republic of Colombia
   10.00%, 1/23/12 .......................               800            766,000
   11.75%, 2/25/20 .......................               815            806,850
                                                                   ------------
                                                                      1,572,850
                                                                   ------------
Dominican Republic-0.6%
Dominican Republic
   9.50%, 9/27/06(b) .....................               550            584,375
                                                                   ------------
Ecuador-3.0%
Republic of Ecuador
   5.00%, 8/15/30(b)(c) ..................             2,200          1,265,000
   12.00%, 11/15/12(b) ...................             1,950          1,634,100
                                                                   ------------
                                                                      2,899,100
                                                                   ------------
Jamaica-1.1%
Government of Jamaica
   11.625%, 1/15/22 ......................             1,000          1,087,500
                                                                   ------------
Korea-1.2%
Republic of Korea
   8.875%, 4/15/08 .......................             1,000          1,164,000
                                                                   ------------
Mexico-13.3%
United Mexican States
   11.375%, 9/15/16 ......................             9,950         12,785,750
                                                                   ------------
Panama-2.2%
Republic of Panama
   Global Bonds
   10.75%, 5/15/20 .......................             1,400          1,582,000
   PDI FRN
   2.625%, 7/17/16 .......................               601            503,631
                                                                   ------------
                                                                      2,085,631
                                                                   ------------
Peru-0.2%
Republic of Peru
   9.125%, 2/21/12(b) ....................               200            194,000
                                                                   ------------


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Philippines-4.5%
Republic of Philippines
   9.375%, 1/18/17 .......................       $     2,300       $  2,403,500
   9.875%, 1/15/19 .......................             1,525          1,570,750
   10.625%, 3/16/25 ......................               300            325,200
                                                                   ------------
                                                                      4,299,450
                                                                   ------------
Qatar-0.8%
State of Qatar
   9.75%, 6/15/30(b) .....................               675            786,375
                                                                   ------------
Russia-24.5%
Russian Federation
   5.00%, 3/31/30(a)(b)(c) ...............            26,100         18,106,875
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08 ........................             2,300          1,598,500
   Series VI
   3.00%, 5/14/06 ........................             4,650          3,743,250
                                                                   ------------
                                                                     23,448,625
                                                                   ------------
South Africa-0.6%
Republic of South Africa
   7.375%, 4/25/12 .......................               550            546,700
                                                                   ------------
Trinidad & Tobago-1.2%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b) .....................             1,000          1,147,500
                                                                   ------------
Turkey-3.6%
Republic of Turkey
   11.75%, 6/15/10 .......................             2,250          2,369,531
   11.875%, 1/15/30 ......................             1,000          1,043,250
                                                                   ------------
                                                                      3,412,781
                                                                   ------------
Ukraine-0.8%
Government of Ukraine
   11.00%, 3/15/07 .......................               734            753,708
                                                                   ------------
Venezuela-3.1%
Republic of Venezuela
   9.25%, 9/15/27 ........................             4,175          2,943,375
                                                                   ------------
Total Sovereign Debt Securities
   (cost $63,468,589) ....................                           75,295,170
                                                                   ------------
Non-Collateralized Brady Bonds-10.7%
Brazil-7.0%
Republic of Brazil-DCB
   Series L FRN
   Bearer Bonds
   3.125%, 4/15/12 .......................             5,925          4,229,265
   Registered Bonds
   3.125%, 4/15/12 .......................             3,400          2,426,920
                                                                   ------------
                                                                      6,656,185
                                                                   ------------


--------------------------------------------------------------------------------
                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

Peru-1.4%
Republic of Peru
   FLIRB
   4.00%, 3/07/17(c) .....................       $       245       $    177,625
   PDI FRN
   4.50%, 3/07/17(c) .....................             1,485          1,165,725
                                                                   ------------
                                                                      1,343,350
                                                                   ------------
Venezuela-2.3%
Republic of Venezuela
   DCB FRN
   Series DL
   2.875%, 12/18/07 ......................             2,714          2,246,038
                                                                   ------------
Total Non-Collateralized Brady Bonds
   (cost $10,809,575) ....................                           10,245,573
                                                                   ------------
Loan Participation-0.8%
Morocco-0.8%
Kingdom of Morocco
   Loan Participation FRN
   Series A
   2.78%, 1/01/09
   (cost $577,767) .......................               863            798,039
                                                                   ------------
Collateralized Brady Bonds(d)-0.3%
Bulgaria-0.3%
Republic of Bulgaria-Discount
   Series A FRN
   2.813%, 7/28/24
   (cost $236,037) .......................               350            319,375
                                                                   ------------
Total Sovereign Debt Obligations
   (cost $75,091,968) ....................                           86,658,157
                                                                   ------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Shares or
                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-2.6%
Hanvit Bank, SA
   12.75%, 3/01/10(b) ....................       $       150       $    176,438
Petrobras International Finance
   9.125%, 2/01/07(b) ....................               400            409,000
Philippine Long Distance Co.
   11.375%, 5/15/12(b) ...................             1,000          1,020,000
Tunisia (Banque Cent De)
   7.375%, 4/25/12 .......................               500            497,450
Unibanco
   9.375%, 4/30/12(b) ....................               400            402,468
                                                                   ------------
Total Corporate Debt Obligations
   (cost $2,466,328) .....................                            2,505,356
                                                                   ------------
RIGHTS & WARRANTS-0.0%
Mexico-0.0%
United Mexican States
   Value Recovery Rights
   expiring 6/30/03(e) ...................        13,200,000             26,400
                                                                   ------------
Venezuela-0.0%
Republic of Venezuela
   Warrants, expiring 4/15/20(e) .........            20,599                 -0-
                                                                   ------------
Total Rights & Warrants
   (cost $0) .............................                               26,400
                                                                   ------------
SHORT-TERM INVESTMENT-10.1%
Time Deposit-10.1%
Bank of New York
   1.56%, 5/01/02
   (cost $9,700,000) .....................       $     9,700          9,700,000

                                                                   ------------
Total Investments-103.2%
   (cost $87,258,296) ....................                           98,889,913
Other assets less liabilities-(3.2%) .....                           (3,051,582)
                                                                   ------------
Net Assets-100% ..........................                         $ 95,838,331
                                                                   ============


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities or portions thereof, with an aggregate market value of $12,261,389 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, these securities amounted to $25,726,131 representing 26.8% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2002.

(d) Sovereign debt obligations issued as a part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e)   Non-income producing.

      Glossary of Terms:

      DCB   - Debt Conversion Bonds
      FLIRB - Front Loaded Interest Reduction Bond
      FRN   - Floating Rate Note
      PDI   - Past Due Interest

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002 (unaudited)

Assets
Investments in securities, at value (cost $87,258,296) .....      $  98,889,913
Cash .......................................................             68,853
Receivable for investment securities sold ..................         19,254,010
Interest receivable ........................................          1,805,794
                                                                  -------------
Total assets ...............................................        120,018,570
                                                                  -------------
Liabilities
Reverse repurchase agreements ..............................         11,954,540
Payable for investment securities purchased ................         11,691,964
Unrealized depreciation on interest rate swap contract .....            236,105
Advisory fee payable .......................................            112,632
Administrative fee payable .................................             16,895
Accrued expenses ...........................................            168,103
                                                                  -------------
Total liabilities ..........................................         24,180,239
                                                                  -------------
Net Assets .................................................      $  95,838,331
                                                                  =============
Composition of Net Assets
Capital stock, at par ......................................      $      88,293
Additional paid-in capital .................................        116,961,314
Distributions in excess of net investment income ...........           (274,426)
Accumulated net realized loss on investment transactions
   and written options .....................................        (32,332,362)
Net unrealized appreciation of investments and
   swap contract ...........................................         11,395,512
                                                                  -------------
                                                                  $  95,838,331
                                                                  =============
Net Asset Value Per Share
   (based on 8,829,287 shares outstanding) .................             $10.85
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2002 (unaudited)

Investment Income
Interest ..........................................                  $ 5,708,542
Expenses
Advisory fee ......................................     $448,975
Custodian .........................................       69,379
Administrative fee ................................       67,346
Audit and legal ...................................       51,365
Transfer agency ...................................       24,470
Printing ..........................................       17,020
Directors' fees ...................................       15,431
Miscellaneous .....................................        9,332
                                                        --------
Total expenses before interest ....................      703,318
Interest expense ..................................      229,067
                                                        --------
Total expenses ....................................                      932,385
                                                                     -----------
Net investment income .............................                    4,776,157
                                                                     -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions ...................................                    1,151,726
Net realized gain on written options ..............                      125,037
Net change in unrealized
   appreciation/depreciation
   of investments and other
   assets and liabilities .........................                   10,804,507
                                                                     -----------
Net gain on investments, written options
   and swap contract ..............................                   12,081,270
                                                                     -----------
Net Increase in Net Assets from
   Operations .....................................                  $16,857,427
                                                                     ===========

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                   April 30,        Year Ended
                                                     2002           October 31,
                                                  (unaudited)          2001
                                                 ============      ============
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................     $  4,776,157      $ 11,740,009
Net realized gain (loss) on investment
   transactions and written options ........        1,276,763        (7,289,408)
Net change in unrealized
   appreciation/depreciation
   of investments and
   swap contract ...........................       10,804,507        (1,191,781)
                                                 ------------      ------------
Net increase in net assets from operations .       16,857,427         3,258,820
Dividends and Distributions to
Shareholders from
Net investment income ......................       (4,372,655)      (11,740,009)
Distributions in excess of net
   investment income .......................               -0-         (632,135)
Common Stock Transactions
Reinvestment of dividends resulting
   in issuance of Common Stock .............          875,404         1,971,460
                                                 ------------      ------------
Total increase (decrease) ..................       13,360,176        (7,141,864)
Net Assets
Beginning of period ........................       82,478,155        89,620,019
                                                 ------------      ------------
End of period ..............................     $ 95,838,331      $ 82,478,155
                                                 ============      ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 15

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended April 30, 2002 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ...........................     $   4,831,909
Interest expense paid .......................          (335,366)
Operating expenses paid .....................          (847,060)
                                                  -------------
Net increase in cash from operating
   activities ...............................                       $ 3,649,483
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments ....................       114,028,088
Purchase of long-term portfolio
   investments ..............................      (102,270,894)
Purchase of short-term
   portfolio investments, net ...............        (4,851,790)
                                                  -------------
Net increase in cash from investing
   activities ...............................                         6,905,404
Financing Activities*:
Decrease in reverse repurchase
   agreements ...............................        (6,269,015)
Cash dividends paid .........................        (4,459,183)
                                                  -------------
Net decrease in cash from financing
   activities ...............................                       (10,728,198)
                                                                    -----------
Net decrease in cash ........................                          (173,311)
Cash at beginning of period .................                           242,164
                                                                    -----------
Cash at end of period .......................                       $    68,853
                                                                    ===========
===============================================================================

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
   operations ...............................                       $16,857,427
Adjustments:
Increase in interest receivable .............     $     (70,609)
Net realized gain on investment
   transactions and written options .........        (1,276,763)
Net change in unrealized
   appreciation/depreciation
   of investments and
   swap contract ............................       (10,804,507)
Accretion of bond discount and
    amortization of bond premium ............          (806,024)
Decrease in interest payable ................          (106,299)
Decrease in accrued expenses ................          (143,742)
                                                  -------------
Total adjustments ...........................                       (13,207,944)
                                                                    -----------
Net increase in cash from operating
   activities ...............................                       $ 3,649,483
                                                                    ===========

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accor-


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

dance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

5. Repurchase Agreements

It is the Fund's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

6. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $45,793 decrease in cost of investments and a corresponding $45,793 increase in net unrealized appreciation, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the period ended April 30, 2002, was to decrease net investment income by $42,477, increase net unrealized appreciation of investments by $5,502, and increase net realized gains on investment transactions by $36,975. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of Alliance, where the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2002, the Fund reimbursed AGIS $2,123, relating to shareholder servicing costs.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $103,350,358 and $105,059,698, respectively, for the six months ended April 30, 2002. There were no purchases or sales of U.S. government obligations for the six months ended April 30, 2002.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $13,185,352 and gross unrealized depreciation of investments was $1,553,735 resulting in net unrealized appreciation of $11,631,617 (excluding the swap contract).

At October 31, 2001, the Fund had a capital loss carryforward of $31,350,510 of which $25,961,582 expires in the year 2007 and $5,388,928 expires in the year 2009.

1. Options Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Transactions in options written for the six months ended April 30, 2002 were as follows:

                                                     Number of         Premiums
                                                     Contracts         Received
                                                    ===========       =========
Options outstanding at beginning of year .....        2,600,000       $  29,250
Options written ..............................       15,600,000         130,885
Options terminated in closing purchase
   transactions ..............................       (3,450,000)        (66,650)
Options expired ..............................      (14,750,000)        (93,485)
                                                    -----------       ---------
Options outstanding at April 30, 2002 ........               -0-      $      -0-
                                                    -----------       ---------

2. Interest Rate Swap Agreement

The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At April 30, 2002, the Fund had an outstanding interest rate swap contract with the following terms:

                                                   Rate Type
                                             ====================
                                                         Payments
                                             Payments    received
     Swap           Notional    Termination  made by      by the     Unrealized
 Counterparty        Amount         Date     the Fund      Fund     Depreciation
===============  =============  ===========  ========    ========   ============
Morgan Guaranty  US$7,892,068      1/1/09     LIBOR+      6.8526%     $236,105

+     LIBOR (London Interbank Offered Rate).


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,829,287 shares outstanding at April 30, 2002, Alliance owned 7,200 shares. During the six months ended April 30, 2002, 84,451 shares were issued in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2001, the Fund issued 172,675 shares in connection with the dividend reinvestment plan.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2002, the average amount of reverse repurchase agreements outstanding was approximately $13,728,903 and the daily weighted average annualized interest rate was 1.77%.

As of April 30, 2002, the Fund had entered into the following reverse repurchase agreements:

  Amount                   Broker               Interest Rate       Maturity
==========    ================================  =============  =================
$5,084,827    Santander Investment Securities       1.60%      December 31, 2002
$6,869,713    Morgan Stanley Dean Witter & Co.      1.85%      December 31, 2002

NOTE F

Concentration of Risk

Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                      Six Months
                                           Ended
                                       April 30,                                  Year Ended October 31,
                                            2002      ----------------------------------------------------------------------------
                                     (unaudited)(a)          2001            2000            1999            1998             1997
                                     ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............      $  9.43          $ 10.45         $  9.36         $ 10.22         $ 16.03         $  15.50
                                     ---------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income .............          .54(b)          1.36(b)         1.21(b)         1.26(b)         1.47(b)          1.61
Net realized and unrealized
  gain (loss) on investment
  and option transactions .........         1.38             (.95)           1.20             .08           (3.57)             .50
                                     ---------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................         1.92              .41            2.41            1.34           (2.10)            2.11
                                     ---------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............         (.50)           (1.36)          (1.21)          (1.26)          (1.65)           (1.58)
Distributions in excess of
  net investment income ...........           -0-            (.07)           (.11)           (.16)             -0-              -0-
Tax return of capital .............           -0-              -0-             -0-           (.04)             -0-              -0-
Distributions from net
  realized gains ..................           -0-              -0-             -0-             -0-          (2.06)              -0-
Distributions in excess of
  net realized gains ..............           -0-              -0-             -0-           (.74)            -0-               -0-
                                     ---------------------------------------------------------------------------------------------
Total dividends and
  distributions ...................         (.50)           (1.43)          (1.32)          (2.20)          (3.71)           (1.58)
                                     ---------------------------------------------------------------------------------------------
Net asset value,
  end of period ...................      $ 10.85          $  9.43         $ 10.45         $  9.36         $ 10.22         $  16.03
                                     =============================================================================================
Market value,
  end of period ...................      $ 11.14          $ 10.10         $10.375         $ 9.625         $12.625         $ 15.875
                                     =============================================================================================
Total Return
Total investment return
  based on:(c)
  Market value ....................        15.51%           11.51%          22.99%          (5.64)%          1.91%           28.74%
  Net asset value .................        20.50%            3.45%          27.46%          13.30%         (18.32)%          14.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................      $95,838          $82,478         $89,620         $79,744         $82,950         $138,709
Ratio to average net assets of:
  Expenses ........................         2.08%(d)         3.21%           1.56%           1.76%           1.52%            1.43%
  Expenses, excluding
  interest expense ................         1.57%(d)         1.65%           1.56%           1.76%           1.52%            1.43%
  Net investment income ...........        10.64%(d)        13.05%          13.07%          13.46%          10.54%            9.50%
Portfolio turnover rate ...........          115%             202%            458%            435%            264%             281%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 10.73% to 10.64%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 23

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

An Annual Meeting of Shareholders of Alliance World Dollar Government Fund, Inc. ("AWDGF") was held on March 20, 2002 and adjourned to April 25, 2002. A description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Authority
                                                          Voted For     Withheld
================================================================================
1. To elect directors:    Class Two Nominees
                          (terms expire in 2005)
                          John H. Dobkin                  7,852,400     101,185
                          William H. Foulk, Jr.           7,846,233     107,352
                          Dr. James M. Hester             7,838,531     115,054

                                                             Voted
                                            Voted For       Against      Abstain
================================================================================
2. Approval of the amendment
   to the Charter authorizing the
   Board of Directors from time
   to time to increase or decrease
   the number of authorized shares
   of stock of the Corporation.             4,473,247       582,927      186,662


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

PFPC Global Fund Services, Inc.
101 Federal Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 27

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC Global Fund Services at (800) 331-1710.


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                                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND o 29

Alliance World Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGSR0402